VOYA MUTAL FUNDS

Voya Emerging Markets Equity Dividend Fund

(“Fund”)

Supplement dated January 15, 2016

to the Fund’s Class A, Class B, Class C,
Class I, Class O, and Class W Prospectus and

Statement of Additional Information
each dated February 27, 2015 and

To the Fund’s Class A, Class B, Class C,

Class I, Class O, and Class W Summary Prospectus

dated February 27, 2015, as supplemented May 12, 2015

On January 14, 2016, the Fund’s Board of Trustees approved a proposal to liquidate the Fund on or about April 8, 2016. The Fund is closed to new investment effective January 15, 2016. Any contingent deferred sales charge that would be applicable on a redemption of the Fund’s shares shall be waived from January 15, 2016 to the date of liquidation. You will be receiving an additional communication from the Fund explaining the liquidation as well as providing information regarding your exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE